                                                                  Exhibit (a)(8)

                        EXCERPT FROM SLIDE PRESENTATION
            FROM ASPECT COMMUNICATIONS CORPORATION INTRANET WEBSITE
              AND PRESENTED AT MEETINGS WITH EMPLOYEES OF ASPECT
             COMMUNICATIONS CORPORATION DURING MAY AND JUNE, 2001

                             Stock Option Exchange

                          Background on Stock Options


 .  Option grants are designed to provide long-term performance incentives

   - Provide economic incentives to employees while meeting goal of increasing shareholder value

 .  Options are common at technology companies

 .  By nature, options involve risk - no guaranteed upside

 . Changes in Aspect's stock price mean many employees have options that are "underwater" or "out of the money"

   -  Option price exceeds current market price

Why an Option Exchange?

 .  Aspect is committed to providing long-term equity opportunity to employees

   -  Financial reporting guidelines make re-pricing onerous

 .  Option Exchange

   -  Provides stock options with prices reflecting current market value

   -  Meets SEC regulations and reporting guidelines

 . Aspect investigated a number of alternatives and selected the exchange as providing the best balance for both employee and shareholder needs



What is a Stock Option Exchange?

 .  Special program pertaining to employee stock option grants

 .  Participation is voluntary

 . Employees can opt to cancel old options and receive new options approximately six months after cancellation

 .  New options issued at Nasdaq closing price of
   Aspect's Common Stock on date of issuance, anticipated to be in mid-December 2001

Who is Eligible?

 .  Aspect employees

   - Except members of the board of directors, executive officers and the Executive Management Committee

 . Must be an employee from the date you cancel existing options through the date
   Aspect grants the new options

   - If you cancel existing options and leave the company for any reason before the date that the new options are issued you will not receive new options, nor will you get your old options back


How Does it Work?

 . By submitting existing options for cancellation, you agree to subject your new options to fluctuations in Aspect's stock price for approximately six months

 . Price of new options will be determined by the Nasdaq closing price of Aspect's common stock on date of new grant

   -  Risk involved

      .  Impossible to tell the price of new options

      .  Price of new options could actually be higher than options you cancel


Rules

 .  Stringent accounting rules govern these transactions

 .  If you choose to participate:

   . In addition to grants you elect to cancel, you must cancel any options granted during the six months prior to the offer deadline that have a lower price than the grants you are canceling

   . You will not be granted additional options until at least six months after your old options are canceled by the company

 .  You may choose which grants to cancel

   - If you elect to cancel a grant, you must cancel all options from that grant

      .  Cannot split grants

      . If you elect to cancel a grant, all unexercised options from that grant will be cancelled

         .  Cancellation does not effect previously exercised options

   - Approximately six months later, the options will be re-granted, at the closing price of Aspect's common stock on grant of new options

      .  `Look-forward' is mandated by accounting rules


Rules(cont.)

 . Stock Administration must receive a valid, signed "letter of transmittal" by the deadline

   -  Fax, hand deliver or mail only; no e-mail

 . If you elect to cancel Incentive Stock Options (ISOs) your new grants will be in the form of Non-qualified Options

   -  ISOs issued under Aspect's 1989 plan and VoiceTek 1992 and 1996 plans

 .  Program only covers option grants -- not stock purchased under ESPP


Exchange Timeline

What about Vesting?

 .  Prior vesting transfers to new grants

 .  When new options are issued, shares will vest on the same schedule as before

 . No vesting will occur between the offer deadline and the issuance of the new grants


Price for New Options?

 .  We can't predict the price

   -  Options have no guaranteed upside

 . Option price will equal Nasdaq closing price of Aspect's common stock on date we grant new options

   - New options may have higher option price than some or all of your current options

What Are the Tax Implications in the U.S.?

 .  Non-taxable exchange

   - You are not required to recognize income for federal and state income tax purposes at the time of the exchange

 .  Grant of options not recognized as taxable income

 .  Income is taxable at time of upon exercise of options

      Meet with your tax advisor to determine individual tax consequences



Deciding Whether to Exchange

 .  Individual decision based on many factors


 .  Review your option grants

   -  Evaluate the risk

   -  Review information in offer package

 .  Decide which grants, if any, you'd like to cancel

 . Apply the six-month look-back window from the exchange deadline to see which grants you must cancel if you participate

           Example 1: Employee has three grants, issued in October
                     1998, January 2000 and December 2000


Personnel Option Status    Aspect Communications Corporation    Page: 1
                           ID: 94-2974062                       File: Optstmt
                           1310 Ridder Park Drive               Date: 4/13/2001
                           San Jose, CA  95131-2312             Time: 2:47:13 PM


AS OF 4/30/2001

FRANK SINATRA              ID:  10000
PALM SPRINGS, CA USA

------------------------------------------------------------------------------------------------------------------------------------
            Option
Number      Date       Plan  Type    Granted   Price       Exercised   Vested   Cancelled   Unvested   Outstanding   Exercisable
------------------------------------------------------------------------------------------------------------------------------------
00011332    10/15/1998  96    NQ        200    $18.09375          0      125           0         75           200           125
00011335    1/18/2000   96    NQ        200    $50.03130          0       62           0        138           200            62
00011338    12/15/2000  96    NQ        200    $10.00000          0        0           0        200           200             0
                                     ------                --------    -----    --------    -------     ---------    ----------
                                        600                       0      187           0        413           600           187

------------------------------------------------------------------------------------------------------------------------------------
Information Currently on File
------------------------------------------------------------------------------------------------------------------------------------
Tax                Rate %                    Broker                 Registration                    Alternate Address
------------------------------------------------------------------------------------------------------------------------------------

             Examples are intended to illustrate how the exchange
           program works, not as recommended decisions. Each Aspect
         employee must decide whether to take part in the exchange as well which grants to exchange.

Example 1

--------------------------------------------------------------------------------


 Date            Options         Option          Options
Granted          Granted          Price          Vested

--------------------------------------------------------------------------------

10/98             200            $18.09           125

--------------------------------------------------------------------------------

01/00             200            $50.03            62

--------------------------------------------------------------------------------

12/00             200            $10.00             0

--------------------------------------------------------------------------------

Sample Decision 1

--------------------------------------------------------------------------------


                         Date            Options         Option          Options
                        Granted          Granted          Price          Vested

                   -------------------------------------------------------------
   Not
Exchanged               10/98             200            $18.09           125

                   -------------------------------------------------------------

Exchanged               01/00             200            $50.03            62

                   -------------------------------------------------------------
Automatic
Exchange                12/00             200            $10.00             0

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                      Look-Forward Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price        62

                   -------------------------------------------------------------

                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price         0

                   -------------------------------------------------------------

                   Example 2: Employee with One Option Grant
                              Issued in July 2000


Personnel Option Status    Aspect Communications Corporation    Page: 1
                           ID: 94-2974062                       File: Optstmt
                           1310 Ridder Park Drive               Date: 4/13/2001
                           San Jose, CA  95131-2312             Time: 2:48:02 PM


AS OF 4/30/2001

SAMMY DAVIS, JR.           ID:  10001
LAS VEGAS, NV USA

------------------------------------------------------------------------------------------------------------------------------------
            Option
Number      Date       Plan  Type    Granted   Price       Exercised   Vested   Cancelled   Unvested   Outstanding   Exercisable
------------------------------------------------------------------------------------------------------------------------------------
00011336     7/17/2000  96    NQ        200    $23.56250          0        0           0        200           200             0
                                     ------                --------    -----    --------    -------     ---------    ----------
                                        200                       0        0           0        200           200             0

------------------------------------------------------------------------------------------------------------------------------------
Information Currently on File
------------------------------------------------------------------------------------------------------------------------------------
Tax                Rate %                    Broker                 Registration                    Alternate Address

Example 2

--------------------------------------------------------------------------------


 Date            Options         Option          Options
Granted          Granted          Price          Vested

--------------------------------------------------------------------------------

07/00             200            $23.56            00

--------------------------------------------------------------------------------

Sample Decision 2

--------------------------------------------------------------------------------


                         Date            Options         Option          Options
                        Granted          Granted          Price          Vested

                   -------------------------------------------------------------

Exchanged               07/00             200            $23.56            00

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                No Grants in Look-Back Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                      Look-Forward Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price         0

                   -------------------------------------------------------------

           Example 3: Employee has three grants, issued in October
                     1998, May 1999 and July 2000


Personnel Option Status    Aspect Communications Corporation    Page: 1
                           ID: 94-2974062                       File: Optstmt
                           1310 Ridder Park Drive               Date: 4/13/2001
                           San Jose, CA  95131-2312             Time: 2:48:33 PM


AS OF 4/30/2001

DEAN MARTIN                ID:  10002
LOS ANGELES, CA USA

------------------------------------------------------------------------------------------------------------------------------------
            Option
Number      Date       Plan  Type    Granted   Price       Exercised   Vested   Cancelled   Unvested   Outstanding   Exercisable
------------------------------------------------------------------------------------------------------------------------------------
00011333    10/15/1998  96    NQ        200    $18.09375          0      125           0         75           200           125
00011334     5/17/1999  96    NQ        200     $7.75000          0       95           0        105           200            95
00011337     7/17/2000  96    NQ        200    $23.56250          0        0           0        200           200             0
                                     ------                --------    -----    --------    -------     ---------    ----------
                                        600                       0      220           0        380           600           220

------------------------------------------------------------------------------------------------------------------------------------
Information Currently on File
------------------------------------------------------------------------------------------------------------------------------------
Tax                Rate %                    Broker                 Registration                    Alternate Address
------------------------------------------------------------------------------------------------------------------------------------

Example 3

--------------------------------------------------------------------------------


 Date            Options         Option          Options
Granted          Granted          Price          Vested

--------------------------------------------------------------------------------

10/98             200            $18.09           125

--------------------------------------------------------------------------------

05/99             200            $ 7.75            95

--------------------------------------------------------------------------------

07/00             200            $23.56             0

--------------------------------------------------------------------------------

Sample Decision 3

--------------------------------------------------------------------------------


                         Date            Options         Option          Options
                        Granted          Granted          Price          Vested

                   -------------------------------------------------------------

Exchanged               10/98             200            $18.09           125

                   -------------------------------------------------------------
                   -------------------------------------------------------------
   Not
Exchanged                5/99             200            $ 7.75            95

                   -------------------------------------------------------------
                   -------------------------------------------------------------

Exchanged               07/00             200            $23.56             0

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                No Grants in Look-Back Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                    Look-Forward Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price       125

                   -------------------------------------------------------------
                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price         0

                   -------------------------------------------------------------

             Example 4: Employee has two options grants,
                        issued in Oct. 1998, Jan. 2001


Personnel Option Status    Aspect Communications Corporation    Page: 1
                           ID: 94-2974062                       File: Optstmt
                           1310 Ridder Park Drive               Date: 5/14/2001
                           San Jose, CA  95131-2312             Time: 5:42:11 PM


AS OF 4/30/2001

ELVIS AARON PRESLEY        ID:  10003
GRACELAND
MEMPHIS, TN USA

------------------------------------------------------------------------------------------------------------------------------------
            Option
Number      Date       Plan  Type    Granted   Price       Exercised   Vested   Cancelled   Unvested   Outstanding   Exercisable
------------------------------------------------------------------------------------------------------------------------------------
00011339    10/15/1998  96    NQ        200    $18.09375          0      125           0         75           200           125
00011340      1/2/2001  96    NQ        200    $21.12500          0        0           0        200           200             0
                                     ------                --------    -----    --------    -------     ---------    ----------
                                        400                       0      125           0        275           400           125

------------------------------------------------------------------------------------------------------------------------------------
Information Currently on File
------------------------------------------------------------------------------------------------------------------------------------
Tax                Rate %                    Broker                 Registration                    Alternate Address
------------------------------------------------------------------------------------------------------------------------------------

Example 4

--------------------------------------------------------------------------------


 Date            Options         Option          Options
Granted          Granted          Price          Vested

--------------------------------------------------------------------------------

10/98             200            $18.09           125

--------------------------------------------------------------------------------

 1/01             200            $21.12             0

--------------------------------------------------------------------------------

Sample Decision 4

--------------------------------------------------------------------------------


                         Date            Options         Option          Options
                        Granted          Granted          Price          Vested

                   -------------------------------------------------------------

Exchanged               10/98             200            $18.09           125

                   -------------------------------------------------------------
Not subject to
automatic exchange       1/01             200            $21.12             0

                   -------------------------------------------------------------
                   -------------------------------------------------------------

                                      Look-Forward Window

                   -------------------------------------------------------------
                   -------------------------------------------------------------

New Grant               12/01             200         Closing Price       125

                   -------------------------------------------------------------

Things to Remember

 .  Each grant is treated separately

   -  Cannot partially cancel grants

 .  No guarantee of option price on date of new grants

 . Approximate six-month look forward and six-month look back period from exchange deadline

 .  Previously exercised options cannot be canceled

 . Stock Administration must receive valid, signed "letter of transmittal" by offer deadline

 .  Normal periodic/merit grants will be delayed

 . All new grants will be non-qualified options, even if your old options were ISOs


How Do I Exchange My Options?

 .  Employees receive details and forms via mail

   -  Personnel Option Status report sent via e-mail

 . Fill out, sign and submit the "letter of transmittal," making sure you meet all deadlines

 .  Mail, hand deliver or fax letter of transmittal to stock administration

   -  No e-mail

 .  Offer expires June 19, 2001, 11:59  p.m. Pacific Time

   -  This is a RECEIPT deadline

   -  No extensions

Confirmation

 . You will be e-mailed a receipt confirmation of the "letter of transmittal" within 48 hours

 . A more detailed confirmation letter will be mailed to you approximately four weeks after the offer deadline

 . Stock administration cannot accept "letters of transmittal" that are not in appropriate form or are not in compliance with the terms of the offer

 . If your "letter of transmittal" is not acceptable, Stock Administration will contact you, so you may correct the letter.

 . It is the responsibility of employees to make sure their forms are received on time

What If I Change My Mind?

 . You can withdraw a previously submitted letter of transmittal until June 19, 2001, 11:59 p.m. Pacific Time

   -  Fax, hand deliver or mail to Stock Administration only; no email

   -  This is a RECEIPT deadline

   -  No extensions

   - You may cancel previously withdrawn options as long as you follow delivery procedures and meet deadlines

 . The last valid letter of transmittal or withdrawal letter received by the deadline will be used by Stock Administration


Who Can Help Me?

 .  You must make your own decisions about exchanging options

 . For questions about the offer, contact the Stock Option Exchange Hotline at 820-2840 or 1(408)325-2840

 .  Option grant information is available at www.optionslink.com

 .  E-mail OptionExchange@aspect.com
          -------------------------